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                                    FORM 604

                              CORPORATIONS ACT 2001
                                  SECTION 671B

               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
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To Company Name/Scheme  PROGEN INDUSTRIES LIMITED
                        --------------------------------------------------------

ACN/ARSN                010 975 612
                        --------------------------------------------------------

1.   DETAILS OF SUBSTANTIAL HOLDER(1)

Name                    MEDIGEN BIOTECHNOLOGY CORPORATION
                        --------------------------------------------------------

ACN/ARSN (If applicable)
There was a change in the interests of
the substantial  holder on                 __7 /__5_/_04_

The previous notice was given to the
Company on                                 _19_/_12_/_00

The previous notice was dated              _19_/_12_/_00

2.   PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate (2) had a relevant interest (3) in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:

------------------------------------------------------------------------------------------------
                             Previous notice                    Present notice
                             -------------------------------------------------------------------
Class of securities (4)      Person's votes   Voting power (5)  Person's votes  Voting power (5)
------------------------------------------------------------------------------------------------
Fully Paid Ordinary Shares         3,250,089             9.59%       1,850,089             5.46%
------------------------------------------------------------------------------------------------

3.   CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:

-----------------------------------------------------------------------------------------------------------
Date of change  Person whose       Nature of change   Consideration        Class and number  Person's votes
                relevant interest  (6)                given in relation    of securities     affected
                changed                               to change (7)        affected
-----------------------------------------------------------------------------------------------------------
                Medigen                                                    1,400,000 Fully
7/05/04         Biotechnology      Sale               $4,340,000           paid ordinary     1,850,089
                Corporation                                                shares
-----------------------------------------------------------------------------------------------------------

4.   PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:

-----------------------------------------------------------------------------------------------------------
Date of change  Person whose       Nature of change   Consideration        Class and number  Person's votes
                relevant interest  (6)                given in relation    of securities     affected
                changed                               to change (7)        affected
-----------------------------------------------------------------------------------------------------------
                Medigen                                                    1,850,089 Fully   1,850,089
7/05/04         Biotechnology      Sale               $         4,340,000  paid ordinary
                Corporation                                                shares
-----------------------------------------------------------------------------------------------------------

5.   CHANGES IN ASSOCIATION

The persons who have become associates (2) of, ceased to be associates of, or have changed the nature of their association (9) with, the substantial holder in relation to voting interests in the company or scheme are as follows:

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Name and ACN/ARSN (If applicable)  Nature of association
--------------------------------------------------------------------------------
Not Applicable
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6.   ADDRESSES

The addresses of persons named in this form are as follows:

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Name                                                        Address
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Medigen Biotechnology Corporation  5F, No. 611, Sec.1, Wanshou Rd.,
                                   Gueishan Shiang, Taoyuan, Taiwan 333.
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SIGNATURE


          Print name __Dr Stanley Chang___ Capacity _Managing Director____

          SIGN HERE _______________________________ DATE   12  /  05  / 04


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